                                                                    Exhibit 99.1

                                               PIEZO TECHNOLOGY, INC.
                                                      AND SUBSIDIARY

                                               CONSOLIDATED FINANCIAL STATEMENTS
                           YEARS ENDED SEPTEMBER 27, 2003 AND SEPTEMBER 28, 2002

                                               PIEZO TECHNOLOGY, INC.
                                                       AND SUBSIDIARY

                                        ----------------------------------------

                                               CONSOLIDATED FINANCIAL STATEMENTS
                           YEARS ENDED SEPTEMBER 27, 2003 AND SEPTEMBER 28, 2002

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                                                        CONTENTS

--------------------------------------------------------------------------------

     Independent Auditors' Report                                              3

     Consolidated Financial Statements
       Consolidated balance sheets                                             4
       Consolidated statements of operations                                   5
       Consolidated statements of stockholders' equity                         6
       Consolidated statements of cash flows                                   7
       Notes to consolidated financial statements                           8-23

                [Letterhead of Gallogly, Fernandez & Riley, LLP]

INDEPENDENT AUDITORS' REPORT

Piezo Technology, Inc. and Subsidiary
Orlando, Florida

We  have  audited  the  accompanying   consolidated   balance  sheets  of  Piezo
Technology,  Inc. and Subsidiary as of September 27, 2003 and September 28, 2002
and the related consolidated statements of operations, stockholders' equity, and cash  flows  for the  years  then  ended.  These  financial  statements  are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion, the consolidated  financial statements referred to above present fairly, in all material  respects,  the financial  position of Piezo Technology,
Inc.  and  Subsidiary  at September  27, 2003 and  September  28, 2002,  and the
results  of its  operations  and its cash  flows  for the  years  then  ended in conformity with accounting principles generally accepted in the United States of
America.

                          /s/ Gallogly, Fernandez & Riley, LLP
                          ------------------------------------
                          Certified Public Accountants

November 7, 2003

                                                                               3

                                                                 SEPTEMBER 27, SEPTEMBER 28,
                                                                         2003          2002
------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
   Cash                                                          $ 1,827,849   $ 2,159,557
   Accounts receivable, net of allowance for doubtful accounts     1,734,247     1,589,818
   Inventories (Note 3)                                            3,116,801     2,699,429
   Deferred income tax assets (Note 7)                               467,000       429,000
   Income taxes receivable (Note 7)                                        -       186,978
   Other current assets                                               61,397        38,875
------------------------------------------------------------------------------------------

            TOTAL CURRENT ASSETS                                   7,207,294     7,103,657
------------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT:
   Land and improvements                                             660,395       662,591
   Buildings and improvements                                      1,290,977     1,381,016
   Machinery, equipment and furnishings                            8,505,382    10,463,060
------------------------------------------------------------------------------------------

                                                                  10,456,754    12,506,667
   Less accumulated depreciation                                   8,703,527    10,348,862
------------------------------------------------------------------------------------------

            TOTAL PROPERTY, PLANT AND EQUIPMENT                    1,753,227     2,157,805
------------------------------------------------------------------------------------------

                                                                 $ 8,960,521   $ 9,261,462
------------------------------------------------------------------------------------------

                                                      PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                                                CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------------------

                                                                 SEPTEMBER 27, SEPTEMBER 28,
                                                                          2003          2002
-------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Trade accounts payable                                        $   403,252    $   262,671
   Accrued expenses and other liabilities                            573,448        722,809
   Current portion of long-term debt (Note 6)                        824,202        403,561
-------------------------------------------------------------------------------------------

            TOTAL CURRENT LIABILITIES                              1,800,902      1,389,041
-------------------------------------------------------------------------------------------

NONCURRENT LIABILITIES:
   Long-term debt, less portion classified as current (Note 6)       646,438        993,599
   Deferred income tax liabilities (Note 7)                           65,000         72,000
-------------------------------------------------------------------------------------------

            TOTAL NONCURRENT LIABILITIES                             711,438      1,065,599
-------------------------------------------------------------------------------------------

            TOTAL LIABILITIES                                      2,512,340      2,454,640
-------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (Note 11)                                    -              -

STOCKHOLDERS' EQUITY (Notes 8 and 11):
   Common stock, par value $1 per share,  authorized 30,000
     shares,  issued and outstanding 10,199 and 10,882                10,199         10,882
   Additional paid-in capital                                              -        147,569
   Retained earnings                                               6,839,521      7,090,606
-------------------------------------------------------------------------------------------

                                                                   6,849,720      7,249,057
   Accumulated other comprehensive loss                             (124,202)      (131,419)
-------------------------------------------------------------------------------------------

                                                                   6,725,518      7,117,638
   Less stock notes receivable                                      (277,337)      (310,816)
-------------------------------------------------------------------------------------------

            TOTAL STOCKHOLDERS' EQUITY                             6,448,181      6,806,822
-------------------------------------------------------------------------------------------

                                                                 $ 8,960,521    $ 9,261,462
-------------------------------------------------------------------------------------------

                                                                                          4

                               SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                      PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                                      CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------
                                                               SEPTEMBER 27,  SEPTEMBER 28,
YEAR ENDED                                                              2003           2002
-------------------------------------------------------------------------------------------

NET SALES                                                       $ 9,446,512    $ 9,660,112
COST OF SALES                                                     6,334,587      7,681,733
-------------------------------------------------------------------------------------------

            Gross profit                                          3,111,925      1,978,379

OPERATING EXPENSES                                                3,106,175      2,839,949
-------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                                         5,750       (861,570)
-------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
   Interest expense                                                 (63,603)       (97,622)
   Interest income                                                   45,100         50,919
   Loss on disposal of assets                                       (62,488)       (92,065)
   Other                                                             14,237        (69,958)
-------------------------------------------------------------------------------------------

            Total other expense                                     (66,754)      (208,726)
-------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES                                            (61,004)    (1,070,296)

INCOME TAX BENEFIT (NOTE 7)                                          22,278        177,570
-------------------------------------------------------------------------------------------

NET LOSS                                                        $   (38,726)   $  (892,726)
-------------------------------------------------------------------------------------------

                                SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                          5

                                                                                PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                                                      CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                        ACCUMULATED
                                                            ADDITIONAL                        OTHER       STOCK
                                                  COMMON       PAID-IN       RETAINED  COMPREHENSIVE      NOTES
                                                   STOCK       CAPITAL       EARNINGS  INCOME (LOSS) RECEIVABLE          TOTAL
------------------------------------------------------------------------------------------------------------------------------

BALANCE, September 29, 2001                  $    11,093   $   273,220   $ 7,983,332   $  (152,547)  $  (315,943)  $ 7,799,155

Comprehensive income:
   Net loss                                            -             -      (892,726)            -             -      (892,726)
   Foreign currency translation adjustments            -             -             -        21,128             -        21,128
                                                                            --------        ------                    --------
Comprehensive income (loss)                            -             -      (892,726)       21,128             -      (871,598)
                                                                            --------        ------                    --------

Shares repurchased and retired                      (211)     (125,651)            -             -             -      (125,862)

Payments on stock notes receivable                     -             -             -             -         5,127         5,127
------------------------------------------------------------------------------------------------------------------------------

BALANCE, September 28, 2002                       10,882       147,569     7,090,606      (131,419)     (310,816)    6,806,822

Comprehensive income:
   Net loss                                            -             -       (38,726)            -             -       (38,726)
   Foreign currency translation adjustments            -             -             -         7,217             -         7,217
                                                                            --------        ------                    --------
Comprehensive income (loss)                            -             -       (38,726)        7,217             -       (31,509)
                                                                            --------        ------                    --------
Shares repurchased and retired                      (608)     (147,569)     (186,055)            -                    (334,232)

Shares forfeited                                     (75)            -       (26,304)            -        26,379             -

Payments received on stock notes receivable            -             -             -             -         7,100         7,100
------------------------------------------------------------------------------------------------------------------------------
BALANCE, September 27, 2003                  $    10,199         $   -   $ 6,839,521   $  (124,202)  $  (277,337)  $ 6,448,181
------------------------------------------------------------------------------------------------------------------------------

                                                                   SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                                                                                              6

                                                      PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                SEPTEMBER 27, SEPTEMBER 28,
YEAR ENDED                                                               2003          2002
-------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                     $   (38,726)  $  (892,726)
   Adjustments to reconcile net loss to net cash provided by
       operating activities:
        Depreciation and amortization                               533,937       702,510
        Provision for doubtful accounts                             (63,668)      143,187
        Provision for inventory obsolescence reserve                499,788        98,645
        Deferred income taxes                                       (45,000)            -
        Accumulated translation adjustments                           7,217        21,128
        Loss on disposal of assets                                   62,488        92,065
        Cash provided by (used for):
          Accounts receivable                                       (80,761)      744,839
          Inventories                                              (480,981)      130,174
          Other current assets                                      (22,522)       19,719
          Trade accounts payable                                    140,581       (29,167)
          Accrued expenses and other liabilities                   (149,361)     (103,900)
          Income taxes payable, net                                 186,978      (580,292)
-----------------------------------------------------------------------------------------

Net cash provided by operating activities                           549,970       346,182
-----------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of machinery, equipment, and building improvements     (191,847)      (77,331)
-----------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal payments on long-term debt                            (362,699)     (355,416)
   Proceeds from borrowings on long-term debt                             -        22,836
   Repurchase of stock                                             (334,232)     (125,862)
   Principal payments received on stock notes receivable              7,100         5,127
-----------------------------------------------------------------------------------------

NET CASH USED FOR FINANCING ACTIVITIES                             (689,831)     (453,315)
-----------------------------------------------------------------------------------------

NET DECREASE IN CASH                                               (331,708)     (184,464)

CASH, beginning of year                                           2,159,557     2,344,021
-----------------------------------------------------------------------------------------

CASH, end of year                                               $ 1,827,849   $ 2,159,557
-----------------------------------------------------------------------------------------

NONCASH FINANCING ACTIVITIES:
   Inventory acquired with note payable                         $   436,179   $         -
   Cancellation of stock and stock note receivable                   26,379             -
-----------------------------------------------------------------------------------------

                             SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                                                        7

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  NATURE  OF      Piezo  Technology,  Inc.  ("PTI")  and  its  subsidiary  are
    OPERATIONS      engaged in  high-technology  manufacturing of quartz crystal frequency  control  devices  to both  private  industry  and government agencies. PTI is a closely held corporation which services customers  throughout the United States and certain foreign countries.

                    Net sales to customers  representing  ten percent or greater of net sales are as follows:

                                       SEPTEMBER 27,         SEPTEMBER 28,
                    YEAR ENDED                  2003                  2002
                    ------------------------------------------------------------
                    Commercial Customer 1        14%                   14%
                    Commercial Customer 2        13%                    5%
                    ------------------------------------------------------------

2.  SUMMARY OF      PRINCIPLES  OF  CONSOLIDATION
    SIGNIFICANT
    ACCOUNTING      The accompanying  consolidated  financial statements include
    POLICIES        PTI  and  its  majority-owned subsidiary (collectively,  the
                    "Company").   All  significant   intercompany  accounts  and
                    transactions have been eliminated in consolidation.

                    PTI  formed  its   subsidiary   to  operate  as  a  contract
                    manufacturer  for Company  products  in New Delhi,  India in
                    1995.  The  subsidiary,  called  Piezo  Technology  -  India
                    Private Limited  ("India"),  was capitalized  with $125,000, comprised of cash and equipment.  Ownership  requirements in
                    India  mandate  that  a   corporation   have  at  least  two
                    shareholders. As a result, India's ownership was formed with
                    PTI owning 99% and an employee  owning the remaining 1%. The employee's minority interest is immaterial.

                    REVENUE RECOGNITION

                    The  Company  recognizes  sales upon  shipment of product to customers.

                                                                               8

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    SHIPPING AND HANDLING COSTS

                    The Company accounts for certain shipping and handling costs related to the acquisition of goods from its vendors as cost of sales.  However,  shipping and handling  costs related to the shipment of goods to customers is classified as delivery expense and is included in operating expenses.

                    CASH AND CONCENTRATION OF CREDIT RISK

                    The Company  considers  all highly liquid  investments  with maturities of three months or less to be cash equivalents.

                    The  Company  maintains  its  excess  funds on deposit in an insured financial  institution,  which potentially  subjects the  Company  to credit  risk for  amounts  in excess of the
                    Federal  Deposit  Insurance  Corporation  insured  limit  of
                    $100,000.  These monies are invested in highly  liquid money market funds.

                    ACCOUNTS RECEIVABLE

                    Accounts  receivable are unsecured customer  obligations due under normal trade terms.  The Company  performs  continuing credit  evaluations of its customers'  financial  condition.
                    The Company records an allowance for doubtful accounts based on  specifically  identified  amounts that it believes to be
                    uncollectible.   The  Company  also  records  an  additional
                    allowance based on historical  experience and its assessment of the general financial  conditions  affecting its customer base.  After  all  attempts  to  collect a  receivable  have failed, the receivable is written off against the allowance.

                    Accounts receivable,  net of allowance for doubtful accounts of $25,000 and $199,225 at September  27, 2003 and September
                    28,   2002,   amounted   to   $1,734,247   and   $1,589,818,
                    respectively.

                                                                               9

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    INVENTORIES

                    Inventories are stated at the lower of cost or market.  Cost is determined on the first-in,  first-out (FIFO) method. Due to the highly technical nature of the Company's products,  a reserve for  obsolescence  of $1,754,507  and  $1,449,204 is included in inventory at  September  27, 2003 and  September
                    28, 2002, respectively.

                    PROPERTY, PLANT AND EQUIPMENT

                    Property,   plant   and   equipment   is   stated  at  cost.
                    Depreciation is computed and charged to operations using the straight-line  and  accelerated  methods over the  estimated useful  lives of the various  classes of assets.  The useful lives are 15 years for buildings and improvements and 5 to 7
                    years   for   machinery,    equipment,    and   furnishings.
                    Depreciation  expense for the years ended September 27, 2003 and  September  28, 2002  amounted to $533,937  and $702,510 respectively.

                    Included  in  machinery,   equipment  and   furnishings   is
                    equipment  under  construction   amounting  to  $29,503  and
                    $137,650 at  September  27,  2003 and  September  28,  2002,
                    respectively.

                    IMPAIRMENT OF LONG-LIVED ASSETS

                    The Company reviews long-lived assets to be held and used in operations  for  impairment  whenever  events or  changes in circumstances  indicate that the carrying  value of an asset may not be  recoverable.  An  impairment  loss is recognized when the estimated  undiscounted  future cash flows from the assets are less than the carrying value of the assets.

                                                                              10

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    INCOME TAXES

                    The Company  provides  for federal  and state  income  taxes currently payable as well as for deferred taxes attributable
                    to  temporary   differences  between  reporting  assets  and
                    liabilities  for tax and for  financial  statement  purposes using the  provisions  of Statement of Financial  Accounting
                    Standards No. 109, "Accounting for Income Taxes." Under this standard,  deferred tax assets and liabilities represent the tax effects,  based on current tax law, of future deductible or taxable  amounts  attributable  to events  that have been recognized in the financial statements.

                    COMPREHENSIVE INCOME (LOSS)

                    Comprehensive  income (loss)  includes net income (loss) and other non-owner changes in stockholders' equity. The Company has elected to report comprehensive income (loss) within the
                    accompanying   consolidated   statements  of   stockholders'
                    equity.

                    RESEARCH AND DEVELOPMENT COSTS

                    Research  and  development  costs are charged to  operations when  incurred  and  are  included  in  operating  expenses.
                    Research and  development  expenses  totaled  $1,387,278 and
                    $1,138,028  for the  years  ended  September  27,  2003  and
                    September 28, 2002, respectively.

                    USE OF ESTIMATES

                    The  preparation of financial  statements in conformity with accounting  principles  generally  accepted  in  the  United
                    States of America requires  management to make estimates and assumptions  that affect the reported  amounts of assets and
                    liabilities   and   disclosure  of  contingent   assets  and
                    liabilities  at  the  date  of  the  consolidated  financial statements and the reported amounts of revenues and expenses during the  reporting  period.  Actual  results could differ from those estimates.

                                                                              11

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    During  the year  ended  September  27,  2003,  the  Company
                    changed  its  estimate  of   manufacturing   overhead  costs
                    capitalized  as inventory.  As a result of this change,  the
                    Company  capitalized  $503,000 in  additional  manufacturing overhead  costs as of  September  27,  2003.  These types of costs  were  previously  expensed  as cost of  sales  in the statement of operations.  The changes to the costing process were based on two factors: (1) changes in estimates relating to excess  manufacturing  capacity and (2) the  inclusion of scrap  and yield  costs  associated  with the  manufacturing process of some of its  products.  Management  believes that these  changes  will  more  accurately  reflect  the cost of inventory based on the Company's current operations.

                    FOREIGN CURRENCY

                    Foreign assets and  liabilities  are  translated  into their
                    U.S.   dollar   equivalents   based  on  rates  of  exchange
                    prevailing  at the  balance  sheet  date.  Sales and expense accounts are  translated  at the weighted  average  exchange rate during the  period.  Foreign  exchange  gains or losses resulting  from  translation  changes in the  exchange  rate between  balance sheet dates are  accumulated  in a separate
                    component  of  stockholders'   equity  in  the  consolidated
                    financial  statements.   Gains  and  losses  resulting  from
                    foreign currency transactions are included in income.

                    STOCK-BASED COMPENSATION

                    The   Company   accounts   for  its   stock-based   employee
                    compensation  plans  under  the  accounting   provisions  of
                    Accounting  Principles Board Opinion No. 25, "Accounting for
                    Stock Issued to Employees,"  and has furnished the pro forma disclosures required under Statement of Financial Accounting
                    Standards  ("SFAS")  No. 123,  "Accounting  for  Stock-Based
                    Compensation," and SFAS No. 148, "Accounting for Stock-Based
                    Compensation  - Transition and  Disclosure."  See Note 8 for
                    additional disclosures on the Company's stock-based employee compensation plans.

                                                                              12

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    SFAS No. 123,  "Accounting  for Stock  Based  Compensation,"
                    requires  the  Company  to  provide  pro-forma   information
                    regarding net income (loss) as if compensation  cost for the
                    Company's  employee  and  director  stock  options  had been determined  in accordance  with the fair market  value-based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock option at the grant date by using a
                    Black-Scholes  option-pricing  model.  The  Company  has not granted any additional options during 2002 or 2003; however, there are options  currently  outstanding  whose fair values have vested over this same period.

                    Under  the  accounting  provisions  of  SFAS  No.  123,  the
                    Company's  net loss  would  have been  increased  to the pro forma amounts indicated below:

                                                   SEPTEMBER 27,   SEPTEMBER 28,
                    YEAR ENDED                              2003            2002
                    ------------------------------------------------------------

                    Net loss as reported                $(38,726)     $(892,726)
                    Deduct: Stock-based compensation
                      expense determined under fair value
                      based method for all awards        (11,503)       (12,385)
                    ------------------------------------------------------------

                    Pro forma net loss                  $(50,229)     $(905,111)
                    ------------------------------------------------------------

                    RECLASSIFICATION

                    Certain items have been  reclassified  in the 2002 financial statements to conform to the 2003 presentation.

                                                                              13

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVENTORIES      Inventories  (net of reserves for  obsolescence)  consist of the following:

                                             SEPTEMBER 27,         SEPTEMBER 28,
                    YEAR ENDED                        2003                  2002
                    ------------------------------------------------------------

                    Raw materials            $   2,256,257         $   1,698,881
                    Work-in-process                617,074               798,951
                    Finished goods                 243,470               201,597
                    ------------------------------------------------------------

                                             $   3,116,801         $   2,699,429
                    ------------------------------------------------------------

4. EMPLOYEE         EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
   BENEFIT PLAN

                    The ESOP covers employees with 12 or more months of service.
                    Contributions  under  the  plan,   determined  at  the  sole
                    discretion of the Board of Directors, may consist of cash or
                    Company  stock  at a  value  determined  by  an  independent appraisal company. Benefit payments under the employee stock ownership plan may be made through issuance of Company stock or by payment of cash.  There were no  contributions  to the employee stock  ownership plan for the years ended September
                    27, 2003 and September 28, 2002.

                    401(K) SAVINGS PLAN

                    The Company has a 401(k) Savings Plan with  investments held
                    and  administered  by  an  insurance  company.   Eligibility
                    requirements for covered  employees  require 90 days or more
                    of   service.   The   Company's    discretionary    matching
                    contribution  amounts  to $.50 per  $1.00 up to 6% of salary deferral.  The employer contribution amounted to $92,836 and
                    $98,935 for the years ended September 27, 2003 and September
                    28, 2002, respectively.

                                                                              14

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5. LINE OF CREDIT   On June 17,  2002,  the Company  renewed its secured  demand line of credit with Bank of America.  Maximum  borrowings on the  line  are  $1,500,000  and  are  collateralized  by the
                    Company's   accounts   receivable,   inventory  and  general
                    intangibles.  Interest  accrues  monthly at the 30-day LIBOR rate plus  2.50%.  Any  outstanding  principal  and  accrued interest  is due on May 31,  2004.  There  were no  balances outstanding  under the line of credit at September  27, 2003 and September 28, 2002.

                                                                              15

                                                                               PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------

6. LONG-TERM        Long-term  debt consists of the following:
   DEBT
                                                                                         SEPTEMBER 27, SEPTEMBER 28,
                                                                                                  2003          2002
                    ------------------------------------------------------------------------------------------------

                    Mortgage note payable in the original amount of $1,350,000, collateralized by land and buildings; payable in monthly
                      principal payments of $7,500 plus interest through July 12,
                      2010; interest at the 30-day libor rate plus 2.5% (3.6% at
                      September 27, 2003).                                               $  569,887     $  659,887

                    Note payable in  the original amount of  $1,500,000,
                     collateralized by equipment. Payable in  monthly  principal payments of $22,392 plus interest  through February 28,
                     2005; interest at prime (4.0% at September 27, 2003).                  403,050        613,783

                    Note payable to a customer in the original  amount of
                     $436,179, unsecured, variable monthly principal payments
                     due through July 2004, no stated  interest rate. Loan was for
                     a one-time purchase of inventory from a customer.                      436,179              -

                    Note payable in the original amount of $98,750, collateralized by equipment; payable in 60 monthly principal  payments of
                     $1,646 plus interest through July 31, 2005; interest at
                     prime (4.0% at September 27, 2003).                                     37,854         57,604

                    Note payable in the original amount of $153,176, collateralized by equipment;  payable in 48  monthly  principal  payments  of
                     $3,191 plus interest through December 6, 2003;  interest at
                     prime (4.0% at September 27, 2003).                                      9,574         47,868

                    Note payable in the original amount of $22,826, collateralized by a vehicle.  Principal and interest  payments are based on a four-year amortization period, payable monthly through July
                     31, 2005; interest at 5%.                                               14,096         18,018
                    ----------------------------------------------------------------------------------------------

                                                                                          1,470,640      1,397,160
                    Less current portion                                                    824,202        403,561
                    ----------------------------------------------------------------------------------------------

                                                                                        $   646,438     $  993,599
                    ----------------------------------------------------------------------------------------------

                    Certain  of  the  debt  described  above  contains   certain
                    financial and operating  covenants.  In December  2003,  the
                    Company  notified  Bank of  America  that it had  failed  to comply with the debt service coverage ratio at September 27,
                    2003.  On January 7, 2004,  Bank of America  agreed to waive the violation for the fiscal year ended September 27, 2003.

                                                                              16

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    Maturities  of all  of the  Company's  long-term  debt  over future years are as follows:

                    ------------------------------------------------------------

                    2004                                              $  824,202
                    2005                                                 256,551
                    2006                                                  90,000
                    2007                                                  90,000
                    2008                                                  90,000
                    Thereafter                                           119,887
                    ------------------------------------------------------------

                                                                      $1,470,640
                    ------------------------------------------------------------

7. INCOME TAXES     Income tax (expense)  benefit  consists of the following for the years ended:

                                                  SEPTEMBER 27,    SEPTEMBER 28,
                                                           2003             2002
                    ------------------------------------------------------------

                    Current:
                     Federal                          $ (22,722)      $  177,570
                    ------------------------------------------------------------

                    Deferred:
                     Federal                             38,734                -
                     State                                6,266                -
                    ------------------------------------------------------------

                                                         45,000                -
                    ------------------------------------------------------------

                    Income tax (expense) benefit      $  22,278       $  177,570
                    ------------------------------------------------------------

                    The tax provision is based solely on PTI's income, since the foreign  subsidiary is exempt from taxation  under an export agreement within the Noida  export-processing zone of India.
                    Accordingly,  India's loss of approximately $94,000 for 2003 and  loss of  approximately  $80,000  for  2002 has not been included in the Company's taxable income (loss) used for the calculation  of the tax  provision at September  27, 2003 or
                    September 28, 2002.

                                                                              17

                                                    PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------

                    The components of deferred income taxes are as follows:

                                                              SEPTEMBER 27, SEPTEMBER 28,
                                                                       2003          2002
                    ---------------------------------------------------------------------

                    Deferred tax assets:
                     Accrued payroll and employee benefits     $   48,000      $   52,000
                     Inventory                                    409,000         279,000
                     Allowance for doubtful accounts               10,000          75,000
                     General business credits                     178,000         228,000
                     State net operating loss carryforward              -          30,000
                    ---------------------------------------------------------------------

                    Deferred tax assets                           645,000         664,000
                    Less valuation allowance                     (178,000)       (235,000)
                    ---------------------------------------------------------------------

                    Total deferred tax assets                     467,000         429,000
                    ---------------------------------------------------------------------

                    Depreciation and amortization                 (65,000)        (72,000)
                    ---------------------------------------------------------------------

                    Total net deferred tax assets              $  402,000      $  357,000
                    ---------------------------------------------------------------------

                    The  following  is a  reconciliation  of tax computed at the statutory  federal rate to the income tax expense  (benefit)
                    in the consolidated statements of operations:

                                                               SEPTEMBER 27,  SEPTEMBER 28,
                    YEAR ENDED                                          2003           2002
                    ---------------------------------------------------------------------

                    Federal income taxes at statutory rate          (34.0)%         (34.0)%
                    Nondeductible expenses                           96.8             8.8
                    General business credits                       (119.8)           (8.5)
                    Change in valuation allowance                    (7.2)           20.1
                    State tax net operating loss                     51.3               -
                    Tax refund for research and development credit
                      carryback                                     (59.6)              -
                    Effect of 2002 income tax refund                 38.2               -
                    Other                                            (2.1)           (3.1)
                    ---------------------------------------------------------------------

                                                                    (36.4)%         (16.7)%
                    ---------------------------------------------------------------------

                    For  September  27, 2003 and  September 28, 2002, a deferred
                    tax   asset  of   approximately   $645,000   and   $664,000,
                    respectively,  attributable to future deductible differences exists.  At  September  27,  2003 and  September  28,  2002, management  believes,  based  on  the  weight  of  available evidence,  that it is more likely than not that $467,000 and

                                                                              18

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    $429,000,  respectively,  of this  asset  will be  realized.
                    Since  future  income  cannot  be  assured  to  support  the remaining balance,  a valuation  allowance has been provided against  the  deferred  assets of $178,000  and  $235,000 at
                    September 27, 2003 and September 28, 2002, respectively.  At
                    September  27, 2003 and  September  28, 2002, a deferred tax
                    liability    of    approximately    $65,000   and   $72,000,
                    respectively,  attributable  to future taxable  differences, exists.  The temporary  differences are primarily related to differences  in the  method  of  depreciation  computed  for financial and income tax reporting purposes. The Company has a state net operating  loss of  approximately  $569,000 that will  expire in 2020.  The Company  also has a research  and development credit of $216,000 available for carryforward.

                    The Company intends to indefinitely reinvest the earnings of its non-U.S.  subsidiary  which  reflects full provision for
                    non-U.S.   income   taxes,   to  expand  its   international
                    operations. Accordingly. no provision has been made for U.S.
                    income taxes that might be payable upon repatriation of such earnings. In the event any earnings of non-U.S. subsidiaries are repatriated.  the Company will provide U.S. income taxes upon repatriation of such earnings,  which will be offset by
                    applicable   foreign   tax   credits,   subject  to  certain
                    limitations.

8.  STOCKHOLDERS'   During 2003, the Company executed an  Amended  and  Restated
    EQUITY          Stock Restriction Agreement with its stockholders.  Pursuant to the agreement,  in the event that an existing stockholder receives  an  offer  from a  third  party  to  purchase  the stockholder's  shares,  the Company  shall have the right of first  option to  purchase  the  stock,  with the  remaining stockholders  given the right of second  option to purchase.
                    If the Company or remaining stockholders do not purchase the shares,  the  stockholder  may sell the shares provided that the  third  party  agrees  to be bound  by the  terms of the
                    Amended and Restated Stock Restriction Agreement.

                                                                              19

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    In the  event  of a  stockholder's  death,  the  Company  or remaining  stockholders  have  the  right  to  purchase  the stockholder's  shares at fair market value. In the event the
                    Company or  remaining  stockholders  fail to exercise  their options to purchase the shares,  the deceased  stockholder's estate may require the Company to purchase the stockholder's shares at fair market value.

                    In  the  event  that a  stockholder's  employment  with  the
                    Company is  terminated,  the  employee is obligated to sell, and the Company is obligated to purchase,  the stockholder's shares at fair market value.

                    Payment for stock purchased from stockholders  shall be made in 60 equal installments plus interest at the prime rate. In the event of a stockholder's death, an initial payment shall be made equal to the greater of 10% of the purchase price or any proceeds from life insurance.

9.  STOCK OPTIONS   The Company has stock-based  compensation   plans, which are
    AND GRANTS      described  below. The Company applies APB Opinion and Grants
                    No. 25,  "Accounting  for Stock  Issued to  Employees,"  and
                    related   interpretations   in  accounting  for  the  plans.
                    Accordingly,  no  compensation  cost  has  been  recognized.
                    Compensation cost for the Company's stock-based compensation
                    based  on  Statement  123,   "Accounting   for   Stock-Based
                    Compensation," was not material in 2003 and 2002.

                    INCENTIVE STOCK OPTION PLAN ("ISOP")

                    The Company's ISOP was  established in 1995 to qualify under
                    Section 421(a) of the Internal Revenue Code for transfers of stock made pursuant to the plan.  The Company has authorized the grant of 2,000  shares of common  stock under this plan.
                    All options must be granted  within five years from the date the plan is established, and as a result, no further options may be granted  under this plan.  The  options  expire  five years  from  the  date of  grant  or  within  30  days  from termination  of employment  and may be exercised at the rate

                                                                              20

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    of 20% per year for five years.  The options  outstanding as of September 27, 2003 are  exercisable  at $422.87 per share and  expire on  September  8,  2005.  There  were no options exercised  during 2003 or 2002.  Option activity during each year is as follows:

                                                              2003         2002
                    ------------------------------------------------------------

                    Options outstanding, beginning of year   1,100         1,125
                    Options expired                           (775)          (25)
                    ------------------------------------------------------------

                    Options outstanding, end of year           325         1,100
                    ------------------------------------------------------------

                    STOCK NOTES RECEIVABLE

                    During fiscal 2001,  employees  exercised  options under the
                    1995 ISOP plan to  purchase  565  shares of common  stock at prices ranging from $351.72 to $355.70 per share for a total of $199,019.  Promissory notes receivable  totaling $199,019 were issued for the exercise  price.  The  promissory  notes bear interest at rates from 5.46% to 6.74%.  The shares were issued under a stock pledge agreement.  The notes, including all accrued and unpaid  interest,  are due from September 7,
                    2005 to June 24, 2006.

                    TERMINATED ISOP PLAN

                    The  Company  had  an  incentive  stock  option  plan  which
                    terminated   on  December   31,  1994.   Upon   termination,
                    management   permitted  all  employees  under  the  plan  to
                    exercise  100% of the  options  granted,  even if not  fully vested.  As a result,  options to purchase 1,319 shares were exercised.  The  shares  were  issued  under a stock  pledge agreement with  promissory  notes bearing  interest at rates from 5.74% to 6.53% per annum with  interest-only  payments.
                    The notes are fully secured by the stock issued.  Each share purchased will be held in escrow until the notes are paid in full. The notes,  including all accrued and unpaid interest, were due and payable in full on December 31, 2002. The notes

                                                                              21

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                    were not repaid as of December 31, 2002, and the Company has not demanded  payment.  The Company is currently  evaluating whether to further  extend  the  maturity  of the notes (see
                    Note 8). The  Company  continues  to  collect  interest-only payments.

                    The  notes  issued in  connection  with the  Company's  ISOP described  above are fully  secured by the stock  issued and are recorded as a reduction in total stockholders' equity on the  balance  sheet.  Each share  purchased  will be held in escrow until the notes are paid in full.  Should the pledgor fail  to  pay  the  note  in  full,  together  with  accrued
                    interest,   the  escrowed  shares  shall  forfeit,   net  of
                    principal  payments  made to the date of  forfeiture.  Notes receivable  outstanding  under the ISOP amounted to $277,337 and $310,816 at September  27, 2003 and  September 28, 2002,
                    respectively.

                    COMMON STOCK REDEMPTION

                    The Company  accounts for redemptions of common stock issued to the ESOP or ISOP plans as the  retirement of shares and a reduction  in paid-in  capital or  retained  earnings if the balance of paid-in capital reaches zero.

10. OPERATING       India  has   entered   into  a  lease   agreement   for  its
    LEASES          manufacturing  facility,  which  expired in January  2000. A lease  extension  has not been  finalized due to lease terms that are currently being  negotiated  between the government of India and the landlord.  Rent is currently  being charged by the  landlord  on a  quarterly  basis.  Rent  charged  to operations for the lease amounted to  approximately  $14,050 and $12,500  during the years ended  September  27, 2003 and
                    September 28, 2002, respectively.

                                                                              22

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11. COMMITMENTS     EMPLOYEE STOCK OWNERSHIP PLAN
    AND
    CONTINGENCIES   Under  the  terms  of  the  employee  stock  ownership  plan described  in  Note  8,  the  Company  may be  obligated  to repurchase  stock  distributed  to former  employees  in the event that such option to sell to the Company is  exercised.
                    In such event,  repurchases would occur at the then-existing
                    fair  value  of  minority   shares  as   determined   by  an
                    independent appraisal company.

                    STOCK REPURCHASE AGREEMENT

                    Under  the  terms  of  the   Amended  and   Restated   Stock
                    Restriction   Agreement   between   the   Company   and  its
                    stockholders,  the Company  may be required to purchase  its stock  from  terminated  employees  or from the  estate of a deceased  stockholder  in the  event  of  the  stockholder's death.  In such an event,  the purchase price would be based on the market value of the stock at the time of purchase. To hedge  against a portion of this  contingency,  the  Company
                    holds  life   insurance   policies   for  its  two   largest
                    stockholders of $900,000 and $400,000.

                    AGREEMENT FOR SETTLEMENT OF CLAIMS

                    Effective  October 1, 2002 the Company executed an Agreement
                    for  Settlement  of  Claims  ("Agreement").   The  Agreement
                    stipulates  that  the  Company  will  provide  approximately
                    $201,000  in credits to a customer  for  current  and future invoices,  along with  discounts on future  purchases by the customer.  These  credits  were  utilized by the customer in full during 2003.

                                                                              23

                                           PIEZO TECHNOLOGY, INC. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

12. SUPPLEMENTAL    Interest paid during the years ended  September 27, 2003 and
    CASH FLOW       September 28, 2002 amounted to $63,603 and $97,622,
    INFORMATION     respectively.

                    The Company  received  income tax  refunds of  $163,688  and
                    $119,277 in fiscal years 2003 and 2002, respectively. Income taxes and income tax  deposits of $-0- and $37,000 were paid in fiscal years 2003 and 2002, respectively.

                                                                              24